General information	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General information
General information
Background
On June 28, 2012, Seadrill Limited (“Seadrill”) formed Seadrill Partners LLC (the “Company”) under the laws of the Republic of the Marshall Islands
On October 24, 2012, the Company completed its initial public offering of its common units ("IPO"), in which the Company sold 10,062,500 common units representing limited liability company interests in the Company (including 1,312,500 common units issued in connection with the exercise by the underwriters’ of their option to purchase additional common units) to the public at a price of $22.00 per unit, raising gross proceeds of $221.4 million. Net proceeds from the offering were $202.6 million, after deducting underwriting discounts, commissions, and structuring fees and expenses of $18.8 million. As part of this transaction, the Company issued to Seadrill 14,752,525 common units and 16,543,350 subordinated units. The Company’s common units are listed on the New York Stock Exchange (“NYSE”) under the symbol “SDLP”.
In addition, the Company issued to Seadrill Member LLC, a wholly owned subsidiary of Seadrill, the Seadrill Member interest, which is a non economic limited liability company interest in the Company, and all of the Company's incentive distribution rights, which entitle the Seadrill Member to increasing percentages of the cash the Company can distribute in excess of $0.4456 per unit, per quarter.
On October 24, 2012, in connection with the Company's IPO, the Company acquired in return for the issuance of common and subordinated units to Seadrill and the net proceeds received from the IPO (i) a 30% limited partner interest in Seadrill Operating LP, as well as the non-economic general partner interest in Seadrill Operating LP through the Company's 100% ownership of its general partner, Seadrill Operating GP LLC, and (ii) a 51% limited liability company interest in Seadrill Capricorn Holdings LLC. Seadrill Operating LP owned: (i) a 100% interest in the entities that own the West Aquarius and the West Vencedor and (ii) an approximate 56% interest in the entity that owns and operates the West Capella. Seadrill Capricorn Holdings LLC owned 100% of the entities that own and operate the West Capricorn. These interests are collectively referred to as “OPCO’s Initial Fleet.”
These transactions described above have been reflected as a reorganization under common control and therefore the assets and liabilities acquired from Seadrill have been recorded at historical cost by the Company.
In connection with the IPO, the Company entered into several agreements including:

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A management and administrative services agreement with Seadrill Management AS (subsequently assigned to Seadrill Management Ltd), and a management and administrative services agreement with Seadrill UK Ltd, are subsidiaries of Seadrill (“Seadrill Management”), pursuant to which Seadrill Management agreed to provide certain management, administrative, financial, personnel and other support services.;

•	A $300 million revolving credit agreement with Seadrill; and

•	An Omnibus Agreement with Seadrill, the Seadrill Member and OPCO (the "Omnibus Agreement") governing, among other things:

◦	To what extent the Company and Seadrill may compete with each other;

◦	Certain rights of first offer on certain rigs operating under long term contract for five or more years; and

◦	Rights of first offer on additional equity interests in OPCO.
On May 17, 2013, the Company's wholly owned subsidiary, Seadrill Partners Operating LLC, acquired from Seadrill a 100% ownership interest in the entities that own and operate the tender rig T-15. On October 18, 2013, the Company's wholly owned subsidiary, Seadrill Partners Operating LLC, acquired from Seadrill a 100% ownership interest in the entity that owns the tender rig T-16. As consideration for the purchase, the Company issued 3,310,622 common units to Seadrill.
On December 13, 2013, the Company completed the acquisition of the companies that own and operate the ultra-deepwater semi-submersible rigs, the West Sirius and West Leo. The West Sirius was acquired by Seadrill Capricorn Holdings LLC (51% owned by the Company) and the West Leo was acquired by Seadrill Operating LP (30% owned by the Company). In order to finance the acquisitions, the Company issued 11,200,000 common units to the public and 3,394,916 common units to Seadrill, and a further 1,680,000 units to the underwriters, issued in connection with the exercise of the underwriters’ option to purchase additional common units.
At December 31, 2013, Seadrill owned 62.4% of the outstanding limited liability interests of the Company, which included, Seadrill's interest in both the common and subordinated units. Subsequent to December 31, 2013, the Company issued additional common units which reduced Seadrill's ownership in the outstanding limited liability interests in both the common and the subordinated units to 53.2%. Please read Note 18.
The companies acquired from Seadrill relating to the T-15, T-16, West Leo and West Sirius are referred to as the "dropdown companies" throughout these financial statements.
Basis of consolidation and presentation
The financial statements are presented in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The amounts are presented in United States dollar (US dollar) rounded to the nearest hundred thousand, unless otherwise stated.
The accounting policies set out below have been applied consistently to all periods in these consolidated and combined carve-out financial statements, unless otherwise noted.
Pre - IPO Basis of consolidation
Before the Company’s initial public offering, the Company’s Combined Carve-out Financial Statements have been prepared on a “carve-out” basis for the periods January 1, 2012 to October 23, 2012 and year ended December 31, 2011, from the accounting records of the Seadrill using historical results of operations, assets and liabilities attributable to the Company, including allocation of expenses from Seadrill. Management believes the assumptions and allocations of the carve-out period have been determined on a basis that is a reasonable reflection of the utilization of services provided to, or the benefit received by, the Company during the periods presented. The actual basis of allocation for each item is described below.
The Company’s Combined Carve-out Financial Statements include the assets, liabilities, revenues, expenses and cash flows directly attributable to the OPCO’s companies and their rig-owning and operating subsidiaries, plus the following items which have been assigned or allocated as set forth below:

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The loan related to the West Capricorn drilling rig and associated balances have been assigned based on the actual debt agreements, as these are readily separable and identifiable within the books of Seadrill.

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The Company’s debts relating to the West Capella, the West Aquarius and the West Vencedor drilling rigs are held by Seadrill in connection with loan facilities which also cover non-Seadrill Partners LLC drilling units. Accordingly, the Company’s share of these loan facilities, interest expense, deferred financing fees and related repayments and drawdowns for all periods presented have been carved-out based on the relative fair value of the Company’s drilling units at December 31, 2012, which is based on external fair value assessments.

The company has also benefited from Seadrill's general corporate debt. As the use of this debt was for general corporate purposes within the Seadrill corporate group, a proportion of the interest cost of this debt has been included in the Company’s Combined Carve-out Financial Statements for the periods presented, based upon the relative fair value of the Company’s drilling units at December 31, 2012 in proportion to the fair value of Seadrill’s drilling units (including the Company’s drilling units).

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A portion of Seadrill’s mark-to-market adjustments for interest rate swap derivatives have been allocated to the Company’s Combined Carve-out Statement of Operations on the basis of the Company’s proportion of Seadrill’s floating rate debt.

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Rig operating expenses, which include rig management fees for the provision of technical and commercial management of rigs, that cannot be attributed to specific drilling units have been allocated to the Company based on intercompany charges from Seadrill.

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Administrative expenses, which include stock-based compensation and defined benefit pension plan costs of Seadrill that cannot be attributed to specific drilling units, and for which the Company is deemed to have received the benefit of, have been allocated to the Company based on intercompany charges from Seadrill. The Company has treated the defined benefit plan as a multiemployer plan operated by Seadrill and has included only period costs from Seadrill during the periods presented.

In accordance with the convention for carve-out financial statements, amounts due to and due from the Company to other Seadrill entities are recognized within owner’s equity in the Company’s Combined Carve-out Financial Statements. Because Seadrill uses a centralized cash management system, whereby cash held at a subsidiary level is swept on a daily basis into a centralized treasury function at Seadrill, intercompany payables and receivables outstanding for the periods presented prior to the Company's IPO, have been deemed to have been treated as equity in the Company.
The financial position, results of operations and cash flows of the Company may differ from those that would have been achieved had the Company operated autonomously as a publicly traded entity for all years presented, as the Company may have had, for example, additional administrative expenses, including legal, accounting, treasury and regulatory compliance and other costs normally incurred by a publicly traded entity.

Post - IPO Basis of consolidation
Investments in companies in which the Company directly or indirectly holds more than 50% of the voting control are consolidated in the financial statements. The Company owns a 30% limited partner interest in Seadrill Operating LP, as well as the non-economic general partner interest in Seadrill Operating LP, through the Company's 100% ownership of its general partner Seadrill Operating GP LLC. Ownership of the general partner is deemed to provide the Company with a controlling financial interest and as such the Company consolidates Seadrill Operating LP in its financial statements.
All inter-company balances and transactions are eliminated. The Company allocated the initial company capital of unitholders on the basis of how distributions would be made in a liquidation situation.
Business combinations between entities under common control
Reorganization of entities under common control is accounted for similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination. The excess of the proceeds paid, if any, over the historical cost of the combining entity is accounted for as a change in equity. In addition re-organization of entities under common control is accounted for as if the transfer occurred from the date that both the combining entity and combined entity were both under the common control of Seadrill. Therefore, the Company’s financial statements prior to the date the interests in the combining entity were actually acquired are retroactively adjusted to include the results of the combined entities during the periods it was under common control of Seadrill.
The effect of adjusting the Company’s financial statements to account for this common control transactions relating to the acquisitions of the T-15, T-16, West Leo and West Sirius impacted the following line items as follows:

US$'millions	December 31, 2012
	T-15	T-16	West Sirius	West Leo	Total
Current assets
Cash and cash equivalents	0.1	0.1	0.1	1.5	1.8
Accounts receivables, net	—	—	32.7	24.6	57.3
Other current assets	0.1	—	2.9	1.2	4.2
Total current assets	0.2	0.1	35.7	27.3	63.3
Non-current assets
Newbuildings	112.0	49.8	—	—	161.8
Drilling units	—	—	484.4	654.5	1,138.9
Other non-current assets	1.2	—	0.9	0.7	2.8
Total non-current assets	113.2	49.8	485.3	655.2	1,303.5
Total assets	113.4	49.9	521.0	682.5	1,366.8
Current liabilities
Current portion of long-term related party payable	10.1	—	51.8	51.6	113.5
Trade accounts payable and accruals	4.2	2.4	2.2	7.8	16.6
Deferred mobilization revenue – short-term	—	—	5.2	4.7	9.9
Other current liabilities	—	—	1.6	2.8	4.4
Total current liabilities	14.3	2.4	60.8	66.9	144.4
Non-current liabilities
Long-term related party payable	90.4	—	207.3	472.6	770.3
Deferred mobilization revenue – long-term	—	—	2.6	—	2.6
Total non-current liabilities	90.4	—	209.9	472.6	772.9
Total equity	8.7	47.5	250.3	143.0	449.5
Total liabilities and equity	113.4	49.9	521.0	682.5	1,366.8

Net income for 2012 and 2011 increased by $105.3 million and $39.9 million respectively.

The effect on the consolidated and combined carve-out statement of cash flows for 2012 and 2011 was as follows:

•	net cash provided by operating activities increased by $124.1 million in 2012; and increased by $101.6 million in 2011;

•	net cash used in investing activities decreased by $219.1 million in 2012; and decreased by $618.5 million in 2011;

•	net cash provided by financing activities increased by $96.7 million in 2012; and increased by $517.0 million in 2011;

•	overall net increase in cash and cash equivalents increased by $1.7 million in 2012; and increased by $0.1 million in 2011.

The net income attributable to the dropdown companies prior to the acquisition by the Company has been allocated between Members' Capital and non-controlling interests on the basis of the capital structure of the Company as at December 31, 2013. Amounts attributable to Members' Capital have been allocated to the Seadrill member interest. The Seadrill Member interest, and its rights to the Incentive distribution rights, is owned by the predecessor owner of acquired entities, Seadrill Limited.

Revision
In 2013, the Company determined that there was an immaterial error in the allocation of Company capital to the common and subordinated unitholders after the Company's IPO on October 24, 2012 in the consolidated and combined carve-out statements of changes in Members’ Capital/Owners’ Equity. The Company has revised the amounts previously reported to reflect the correct allocation. The effect of the revision was to increase the amount allocated to the common units by $85.9 million and decrease the amount to the subordinated units by $85.9 million. There was no change in the total Members Capital/Owners’ equity.
The Company determined an immaterial error on the allocation of equity between components of Members’ Capital and Non-Controlling Interests which arose as a result of certain common control transactions with Seadrill during 2013. The Company has revised the amounts previously reported to reflect the correct allocation. The effect of the revision was to increase amounts attributable to Non-Controlling Interests by $24.0 million, decrease amounts attributable to Common Unitholders by $44.8 million and increase amounts attributable to Subordinated Unitholders by $20.8 million. There was no change to amounts included within Total Members Capital/Owners' Equity.